                                                                   EXHIBIT 20.23



                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                         MONTHLY SERVICER'S CERTIFICATE

           Accounting Date:                                 February 29, 2000
                                              --------------------------------
           Determination  Date:                                 March 7, 2000
                                              --------------------------------
           Distribution Date:                                  March 15, 2000
                                              --------------------------------
           Monthly Period Ending:                           February 29, 2000
                                              --------------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection  Account  Summary

           Available Funds:
                        Payments Received                                                $13,672,005.82
                        Liquidation Proceeds (excluding Purchase Amounts)                 $1,258,096.55
                        Current Monthly Advances                                             216,536.79
                        Amount of withdrawal, if any, from the Spread Account               $140,062.71
                        Monthly Advance Recoveries                                          (349,497.62)
                        Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                        Purchase Amounts - Liquidated Receivables                                 $0.00
                        Income from investment of funds in Trust Accounts                    $57,284.16
                                                                                         ---------------
           Total Available Funds                                                                                  $14,994,488.41
                                                                                                                  ==============

           Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                         $0.00
                        Backup Servicer Fee                                                       $0.00
                        Basic Servicing Fee                                                 $324,571.79
                        Trustee and other fees                                                    $0.00
                        Class A-1 Interest Distributable Amount                                   $0.00
                        Class A-2 Interest Distributable Amount                                   $0.00
                        Class A-3 Interest Distributable Amount                             $134,056.85
                        Class A-4 Interest Distributable Amount                             $988,125.00
                        Class A-5 Interest Distributable Amount                             $545,014.58
                        Noteholders' Principal Distributable Amount                      $13,002,720.19
                        Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                   $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                        Spread Account Deposit                                                    $0.00
                                                                                         ---------------
           Total Amounts Payable on Distribution Date                                                             $14,994,488.41
                                                                                                                  ===============


                                 Page 1 (1997-C)

   II.     Available Funds

           Collected Funds (see V)
                                    Payments Received                                    $13,672,005.82
                                    Liquidation Proceeds (excluding Purchase Amounts)     $1,258,096.55           $14,930,102.37
                                                                                        ---------------

           Purchase Amounts                                                                                                $0.00

           Monthly Advances

                                     Monthly Advances - current Monthly Period (net)       ($132,960.83)
                                     Monthly Advances - Outstanding Monthly Advances
                                         not otherwise reimbursed to the Servicer                 $0.00             ($132,960.83)
                                                                                         ---------------

           Income from investment of funds in Trust Accounts                                                          $57,284.16
                                                                                                                  ---------------

           Available Funds                                                                                        $14,854,425.70
                                                                                                                  ===============

   III.    Amounts  Payable  on  Distribution  Date

           (i)(a)       Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                                        $0.00

           (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

           (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                    $0.00

           (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                     Owner Trustee                                                $0.00
                                     Administrator                                                $0.00
                                     Indenture Trustee                                            $0.00
                                     Indenture Collateral Agent                                   $0.00
                                     Lockbox Bank                                                 $0.00
                                     Custodian                                                    $0.00
                                     Backup Servicer                                              $0.00
                                     Collateral Agent                                             $0.00                    $0.00
                                                                                         ---------------

           (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                         $324,571.79

           (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                       $0.00

           (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                            $0.00

           (iv)         Class A-1  Interest Distributable Amount                                                           $0.00
                        Class A-2  Interest Distributable Amount                                                           $0.00
                        Class A-3  Interest Distributable Amount                                                     $134,056.85
                        Class A-4  Interest Distributable Amount                                                     $988,125.00
                        Class A-5  Interest Distributable Amount                                                     $545,014.58

           (v)          Noteholders' Principal Distributable Amount

                                           Payable to Class A-1 Noteholders                                                $0.00
                                           Payable to Class A-2 Noteholders                                       $13,002,720.19
                                           Payable to Class A-3 Noteholders                                                $0.00
                                           Payable to Class A-4 Noteholders                                                $0.00
                                           Payable to Class A-5 Noteholders                                                $0.00

           (vii)        Unpaid principal balance of the Class A-1 Notes
                        after deposit to the Note Distribution Account of
                        any funds in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled Distribution Date)                                  $0.00

           (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                           $0.00
                                                                                                                  ---------------

                        Total amounts payable on Distribution Date                                                $14,994,488.41
                                                                                                                  ===============

                                 Page 2 (1997-C)

   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
           and Class A-1 Maturity Shortfall

           Spread Account deposit:

                        Amount of excess, if any, of Available Funds over total amounts
                        payable (or amount of such excess up to the Spread Account Maximum Amount)                         $0.00

           Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over
                        Available Funds (excluding amounts payable under item
                        (vii) of Section III)                                                                              $0.00

                        Amount available for withdrawal from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount), equal to
                        the difference between the amount on deposit in the
                        Reserve Account and the Requisite Reserve Amount (amount
                        on deposit in the Reserve Account calculated taking into
                        account any withdrawals from or deposits to the Reserve
                        Account in respect of transfers of Subsequent
                        Receivables)                                                                                       $0.00

                        (The amount of excess of the total amounts payable
                        (excluding amounts payable under item (vii) of Section
                        III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                        Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                             $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                        Amount by which (a) the remaining principal balance of
                        the Class A-1 Notes exceeds (b) Available Funds after
                        payment of amounts set forth in item (v) of Section III                                            $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                              $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                        Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                               $0.00

           Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over
                        funds available for withdrawal from Reserve Amount, the
                        Class A-1 Holdback Subaccount and Available Funds                                                  $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                        Section III and pursuant to a withdrawal from the Class
                        A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or
                        immediately following the end of the Funding Period, of
                        (a) the sum of the Class A-1 Prepayment Amount, the
                        Class A-2 Prepayment Amount, the Class A-3 Prepayment
                        Amount, the Class A-4 Prepayment Amount, and the Class
                        A-5 Prepayment Amount over (b) the amount on deposit in
                        the Pre-Funding Account                                                                            $0.00

           Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final
                        Scheduled Distribution Date, of (a) the unpaid principal
                        balance of the Class A-1 Notes over (b) the sum of the
                        amounts deposited in the Note Distribution Account under
                        item (v) and (vii) of Section III or pursuant to a
                        withdrawal from the Class A-1 Holdback Subaccount.                                                 $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-C)

 V.     Collected Funds

        Payments Received:
                          Supplemental Servicing Fees                                          $0.00
                          Amount allocable to interest                                  3,966,871.53
                          Amount allocable to principal                                 9,705,134.29
                          Amount allocable to Insurance Add-On Amounts                         $0.00
                          Amount allocable to Outstanding Monthly Advances
                                (reimbursed to the Servicer prior to deposit
                                in the Collection Account)                                     $0.00
                                                                                      ---------------

        Total Payments Received                                                                                $13,672,005.82

        Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables    1,283,510.60

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated
                           Receivables                                                    (25,414.05)
                                                                                      ---------------

        Net Liquidation Proceeds                                                                                $1,258,096.55

        Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                            $0.00
                        Amount allocable to interest                                           $0.00
                        Amount allocable to principal                                          $0.00
                        Amount allocable to Insurance Add-On Amounts                           $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)         $0.00                    $0.00
                                                                                      ---------------          ---------------

        Total Collected Funds                                                                                  $14,930,102.37
                                                                                                               ===============

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                         $0.00
                        Amount allocable to interest                                           $0.00
                        Amount allocable to principal                                          $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)         $0.00

        Purchase Amounts - Administrative Receivables                                                                   $0.00
                        Amount allocable to interest                                           $0.00
                        Amount allocable to principal                                          $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)         $0.00
                                                                                      ---------------

        Total Purchase Amounts                                                                                          $0.00
                                                                                                               ===============

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                              $674,506.53

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                 ($349,497.62)
                        Liquidation Proceeds                                                   $0.00
                        Purchase Amounts - Warranty Receivables                                $0.00
                        Purchase Amounts - Administrative Receivables                          $0.00
                                                                                      ---------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                               ($349,497.62)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                              ($349,497.62)

        Remaining Outstanding Monthly Advances                                                                    $325,008.91

        Monthly Advances - current Monthly Period                                                                 $216,536.79
                                                                                                               ---------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                $541,545.70
                                                                                                               ===============

                                 Page 4 (1997-C)

VIII.    Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

                Payments received allocable to principal                                                         $9,705,134.29
                Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                    $3,297,585.90
                Purchase Amounts - Warranty Receivables allocable to principal                                           $0.00
                Purchase Amounts - Administrative Receivables allocable to principal                                     $0.00
                Amounts withdrawn from the Pre-Funding Account                                                           $0.00
                Cram Down Losses                                                                                         $0.00
                                                                                                                ---------------
         Principal Distribution Amount                                                                          $13,002,720.19
                                                                                                                ===============

         B.  Calculation of Class A-1 Interest Distributable Amount

                Class A-1 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                Multiplied by the Class A-1 Interest Rate                                        5.650%

                Multiplied by actual days in the period, or in the case of the first
                    Distribution Date, by 27/360                                            0.08055556                   $0.00
                                                                                       ----------------

                Plus any unpaid Class A-1 Interest Carryover Shortfall                                                   $0.00
                                                                                                                ---------------

                Class A-1 Interest Distributable Amount                                                                  $0.00
                                                                                                                ===============

         C.  Calculation of Class A-2 Interest Distributable Amount

                Class A-2 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-2 Noteholders on such Distribution Date)             $0.00

                Multiplied by the Class A-2 Interest Rate                                        6.050%

                Multiplied by 1/12 or, in the case of the first Distribution
                    Date, by 27/360                                                         0.08333333                   $0.00
                                                                                       ----------------

                Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   $0.00
                                                                                                                ---------------

                Class A-2 Interest Distributable Amount                                                                  $0.00
                                                                                                                ===============

         D.  Calculation of Class A-3 Interest Distributable Amount

                Class A-3 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-3 Noteholders on such Distribution Date)    $25,738,915.50

                Multiplied by the Class A-3 Interest Rate                                        6.250%

                Multiplied by 1/12 or, in the case of the first Distribution
                    Date, by 27/360                                                         0.08333333             $134,056.85
                                                                                       ----------------

                Plus any unpaid Class A-3 Interest Carryover Shortfall                                                   $0.00
                                                                                                                ---------------

                Class A-3 Interest Distributable Amount                                                            $134,056.85
                                                                                                                ===============

         E.  Calculation of Class A-4 Interest Distributable Amount

                Class A-4 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-4 Noteholders on such Distribution Date)   $186,000,000.00

                Multiplied by the Class A-4 Interest Rate                                        6.375%

                Multiplied by 1/12 or, in the case of the first Distribution
                    Date, by 27/360                                                         0.08333333             $988,125.00
                                                                                       ----------------

                Plus any unpaid Class A-4 Interest Carryover Shortfall                                                   $0.00
                                                                                                                ---------------

                Class A-4 Interest Distributable Amount                                                            $988,125.00
                                                                                                                ===============


                                 Page 5 (1997-C)

         F.  Calculation of Class A-5 Interest Distributable Amount

                Class A-5 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-5 Noteholders on such Distribution Date)     $99,850,000.00

                Multiplied by the Class A-5 Interest Rate                                         6.550%

                Multiplied by 1/12 or, in the case of the first Distribution
                Date, by 27/360                                                              0.08333333              $545,014.58
                                                                                         ---------------

                Plus any unpaid Class A-5 Interest Carryover Shortfall                                                     $0.00
                                                                                                                  ---------------

                Class A-5 Interest Distributable Amount                                                              $545,014.58
                                                                                                                  ===============

         G.  Calculation of Noteholders' Interest Distributable Amount

                Class A-1 Interest Distributable Amount                                           $0.00
                Class A-2 Interest Distributable Amount                                           $0.00
                Class A-3 Interest Distributable Amount                                     $134,056.85
                Class A-4 Interest Distributable Amount                                     $988,125.00
                Class A-5 Interest Distributable Amount                                     $545,014.58

                Noteholders' Interest Distributable Amount                                                         $1,667,196.43
                                                                                                                  ===============

         H.  Calculation of Noteholders' Principal Distributable Amount:

                Noteholders' Monthly Principal Distributable Amount:

                Principal Distribution Amount                                            $13,002,720.19

                Multiplied by Noteholders' Percentage ((i) for each Distribution
                    Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on
                    which the principal balance of the Class A-1 Notes is
                    reduced to zero, 100% until the principal balance of the
                    Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the
                    Aggregate Principal Balance (plus any funds remaining on
                    deposit in the Pre-Funding Account) as of the Accounting
                    Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                    Class A-1 Notes and (iii) for each Distribution Date
                    thereafter, outstanding principal balance of the Class A-2
                    Notes on the Determination Date over the Aggregate Principal
                    Balance (plus any funds remaining on deposit in the
                    Pre-Funding Account) as of the Accounting Date for the
                    preceding Distribution Date)                                                 100.00%          $13,002,720.19
                                                                                         ---------------


                Unpaid Noteholders' Principal Carryover Shortfall                                                          $0.00
                                                                                                                  ---------------

                Noteholders' Principal Distributable Amount                                                       $13,002,720.19
                                                                                                                  ===============

         I.  Application of Noteholders' Principal Distribution Amount:


                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-1 Notes (equal to entire Noteholders' Principal
                Distributable Amount until the principal balance of the Class
                A-1 Notes is reduced to zero)                                                                              $0.00
                                                                                                                  ===============


                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-2 Notes (no portion of the Noteholders' Principal
                Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
                Distributable Amount)                                                                             $13,002,720.19
                                                                                                                  ===============

                                 Page 6 (1997-C)

         IX.    Pre-Funding Account

                A.  Withdrawals from Pre-Funding Account:

                Amount on deposit in the Pre-Funding Account as of the preceding
                    Distribution Date or, in the case of the first Distribution
                    Date, as of the Closing Date                                                                           $0.00
                                                                                                                  ---------------
                                                                                                                           $0.00
                                                                                                                  ===============

                Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                    (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
                    after giving effect to transfer of Subsequent Receivables
                    over (ii) $0))                                                                                         $0.00


                Less: any amounts remaining on deposit in the Pre-Funding
                    Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding
                    Account has been Pre-Funding Account has been reduced to
                    $100,000 or less as of the Distribution Date (see B below)                                             $0.00
                                                                                                                  ---------------

                Amount remaining on deposit in the Pre-Funding Account after
                    Distribution Date                                                             $0.00
                                                                                         ---------------
                                                                                                                           $0.00
                                                                                                                  ===============


                B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

                Amount withdrawn from the Pre-Funding Account as a result of the
                    Pre-Funded Amount not being reduced to zero on the
                    Distribution Date on or immediately preceding the end of the
                    Funding Period (December 1997 Distribution Date) or the
                    Pre-Funded Amount being reduced to $100,000 or less on any
                    Distribution Date                                                                                      $0.00

                Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
                    pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                    Amount as of the Distribution Date)                                                                    $0.00

                Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
                    pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                    Amount as of the Distribution Date)                                                                    $0.00

                Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
                    pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                    Amount as of the Distribution Date)                                                                    $0.00

                Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
                    pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                    Amount as of the Distribution Date)                                                                    $0.00

                Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
                    pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                    Amount as of the Distribution Date)                                                                    $0.00

                C.  Prepayment Premiums:

                Class A-1 Prepayment Premium                                                                               $0.00
                Class A-2 Prepayment Premium                                                                               $0.00
                Class A-3 Prepayment Premium                                                                               $0.00
                Class A-4 Prepayment Premium                                                                               $0.00
                Class A-5 Prepayment Premium                                                                               $0.00


                                 Page 7 (1997-C)

         X.     Reserve Account

                Requisite Reserve Amount:

                Portion of Requisite Reserve Amount calculated with respect to
                    Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
                    Notes, Class A-5 Notes,

                        Product of (x) 6.19% (weighted average interest of Class
                        A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                        Interest Rate, Class A-4 Interest Rate, Class A-5
                        Interest Rate (based on outstanding Class A-1, A-2, A-3,
                        A-4, and A-5 principal balance) divided by 360, (y)
                        $0.00 (the Pre-Funded Amount on such Distribution Date)
                        and (z) 0 (the number of days until the August 1997
                        Distribution Date))                                                           $0.00

                        Less the product of (x) 2.5% divided by 360, (y) $0.00
                        (the Pre-Funded Amount on such Distribution Date) and
                        (z) 0 (the number of days until the December 1997
                        Distribution Date)                                                            $0.00
                                                                                             ---------------

                Requisite Reserve Amount                                                              $0.00
                                                                                             ===============

                Amount on deposit in the Reserve Account (other than the Class
                    A-1 Holdback Subaccount) as of the preceding Distribution
                    Date or, in the case of the first Distribution Date, as of
                    the Closing Date                                                                  $0.00

                Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the
                    Class A-1 Holdback Subaccount) (which excess is to be
                    deposited by the Indenture Trustee in the Reserve Account
                    from amounts withdrawn from the Pre-Funding Account in
                    respect of transfers of Subsequent Receivables)                                   $0.00

                Less: the excess, if any, of the amount on deposit in the
                    Reserve Account (other than the Class A-1 Holdback
                    Subaccount) over the Requisite Reserve Amount (and amount
                    withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which
                    excess is to be transferred by the Indenture Trustee from
                    amounts withdrawn from the Pre-Funding Account in respect of
                    transfers of Subsequent Receivables)                                              $0.00

                Less: withdrawals from the Reserve Account (other than the Class
                    A-1 Holdback Subaccount) to cover the excess, if any, of
                    total amount payable over Available Funds (see IV above)                          $0.00
                                                                                             ---------------

                Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) after the Distribution
                    Date                                                                              $0.00
                                                                                             ===============

         XI.    Class A-1 Holdback Subaccount:

                Class A-1 Holdback Amount:

                Class A-1 Holdback Amount as of preceding Distribution Date or
                    the Closing Date, as applicable,                                                  $0.00

                Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
                    of the amount, if any, by which $0 (the Target Original Pool
                    Balance set forth in the Sale and Servicing Agreement) is
                    greater than $0 (the Original Pool Balance after giving
                    effect to the transfer of Subsequent Receivables on the
                    Distribution Date or on a Subsequent Transfer Date preceding
                    the Distribution Date))                                                           $0.00

                Less withdrawal, if any, of amount from the Class A-1 Holdback
                    Subaccount to cover a Class A-1 Maturity Shortfall (see IV
                    above)                                                                            $0.00

                Less withdrawal, if any, of amount remaining in the Class A-1
                    Holdback Subaccount on the Class A-1 Final Scheduled
                    Maturity Date after giving effect to any payment out of the
                    Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
                    Shortfall (amount of withdrawal to be released by the
                    Indenture Trustee)                                                                $0.00
                                                                                             ---------------

                Class A-1 Holdback Subaccount immediately following the
                    Distribution Date                                                                 $0.00
                                                                                             ===============

                                Page 8 (1997-C)

         XII.   Calculation of Servicing Fees

                Aggregate Principal Balance as of the first day of the
                   Monthly Period                                         $311,588,915.50
                Multiplied by Basic Servicing Fee Rate                               1.25%
                Multiplied by months per year                                   0.0833333
                                                                          ----------------
                Basic Servicing Fee                                                             $324,571.79

                Less: Backup Servicer Fees (annual rate of 1 bp)                                      $0.00

                Supplemental Servicing Fees                                                           $0.00
                                                                                             ---------------

                Total of Basic Servicing Fees and Supplemental Servicing Fees                                        $324,571.79
                                                                                                                 ================

         XIII.  Information for Preparation of Statements to Noteholders

                   a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                                 Class A-1 Notes                                                                           $0.00
                                 Class A-2 Notes                                                                           $0.00
                                 Class A-3 Notes                                                                  $25,738,915.50
                                 Class A-4 Notes                                                                 $186,000,000.00
                                 Class A-5 Notes                                                                  $99,850,000.00

                   b.    Amount distributed to Noteholders allocable to principal
                                 Class A-1 Notes                                                                           $0.00
                                 Class A-2 Notes                                                                           $0.00
                                 Class A-3 Notes                                                                  $13,002,720.19
                                 Class A-4 Notes                                                                           $0.00
                                 Class A-5 Notes                                                                           $0.00

                   c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                 Class A-1 Notes                                                                           $0.00
                                 Class A-2 Notes                                                                           $0.00
                                 Class A-3 Notes                                                                  $12,736,195.31
                                 Class A-4 Notes                                                                 $186,000,000.00
                                 Class A-5 Notes                                                                  $99,850,000.00

                   d.    Interest distributed to Noteholders
                                 Class A-1 Notes                                                                           $0.00
                                 Class A-2 Notes                                                                           $0.00
                                 Class A-3 Notes                                                                     $134,056.85
                                 Class A-4 Notes                                                                     $988,125.00
                                 Class A-5 Notes                                                                     $545,014.58

                   e.    1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                     $0.00
                         2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                     $0.00
                         3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                     $0.00
                         4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                     $0.00
                         5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                     $0.00

                   f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                         1.  Reserve Account                                                          $0.00
                         2.  Class A-1 Holdback Subaccount Spread Account                             $0.00
                         3.  Claim on the Note Policy                                                 $0.00

                   g.    Remaining Pre-Funded Amount                                                                       $0.00

                   h.    Remaining Reserve Amount                                                                          $0.00

                   i.    Amount on deposit on Class A-1 Holdback Subaccount                                                $0.00

                   j.    Prepayment amounts
                                 Class A-1 Prepayment Amount                                                               $0.00
                                 Class A-2 Prepayment Amount                                                               $0.00
                                 Class A-3 Prepayment Amount                                                               $0.00
                                 Class A-4 Prepayment Amount                                                               $0.00
                                 Class A-5 Prepayment Amount                                                               $0.00

                   k.     Prepayment Premiums
                                 Class A-1 Prepayment Premium                                                              $0.00
                                 Class A-2 Prepayment Premium                                                              $0.00
                                 Class A-3 Prepayment Premium                                                              $0.00
                                 Class A-4 Prepayment Premium                                                              $0.00
                                 Class A-5 Prepayment Premium                                                              $0.00

                   l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if
                             any, paid by the Trustee on behalf of the Trust                                         $324,571.79

                   m.    Note Pool Factors (after giving effect to distributions on the
                             Distribution Date)
                                 Class A-1 Notes                                                                      0.00000000
                                 Class A-2 Notes                                                                      0.00000000
                                 Class A-3 Notes                                                                      0.08844580
                                 Class A-4 Notes                                                                      1.00000000
                                 Class A-5 Notes                                                                      1.00000000


                                 Page 9 (1997-C)

         XVI.   Pool Balance and Aggregate Principal Balance

                                 Original Pool Balance at beginning of Monthly Period                            $774,999,997.81
                                 Subsequent Receivables                                                                    $0.00
                                                                                                                 ----------------
                                 Original Pool Balance at end of Monthly Period                                  $774,999,997.81
                                                                                                                 ================

                                 Aggregate Principal Balance as of preceding Accounting Date                     $311,588,915.50
                                 Aggregate Principal Balance as of current Accounting Date                       $298,586,195.31

                Monthly Period Liquidated Receivables                             Monthly Period Administrative Receivables

                                   Loan #                     Amount                        Loan #                    Amount
                                   ------                     ------                        ------                    ------
                     see attached listing                    3,297,585.90        see attached listing                    -
                                                                                                                       $0.00
                                                                                                                       $0.00
                                                                                                                       -----
                                                            $3,297,585.90                                              $0.00
                                                            ==============                                             =====


         XVIII. Delinquency Ratio

                Sum of Principal Balances (as of the Accounting Date) of all
                    Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment as of the Accounting
                    Date                                                                      20,264,274.51

                Aggregate Principal Balance as of the Accounting Date                       $298,586,195.31
                                                                                            ----------------

                Delinquency Ratio                                                                                     6.78674193%
                                                                                                                      ===========




               IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                         --------------------------------------
                                      Name:        Scott R. Fjellman
                                           ------------------------------------
                                      Title:   Vice President / Securitization
                                            -----------------------------------

                                Page 10 (1997-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING FEBRUARY 29, 2000

I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                         $775,000,000.00

                              AGE OF POOL (IN MONTHS)                                        30

II.    Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
           delinquent more than 30 days with respect to all or any portion of a
           Scheduled Payment as of the Accounting Date                                            $20,264,274.51

           Aggregate Principal Balance as of the Accounting Date                                 $298,586,195.31
                                                                                                 ----------------
           Delinquency Ratio                                                                                             6.78674193%
                                                                                                                         ===========

III.   Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                                 6.78674193%

       Delinquency ratio - preceding Determination Date                                               8.18172517%

       Delinquency ratio - second preceding Determination Date                                        8.28195378%
                                                                                                 ----------------

       Average Delinquency Ratio                                                                                         7.75014030%
                                                                                                                         ===========

IV.    Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                            $98,547,727.42

       Add:   Sum of Principal Balances (as of the Accounting
                  Date) of Receivables that became Liquidated
                  Receivables during the Monthly Period or that
                  became Purchased Receivables during Monthly Period
                  (if delinquent more than 30 days with respect to
                  any portion of a Scheduled Payment at time of purchase)                                             $3,297,585.90
                                                                                                                    ---------------

       Cumulative balance of defaults as of the current Accounting Date                                             $101,845,313.32

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                          5,857,856.84

                                  Percentage of 90+ day delinquencies
                                         applied to defaults                                              100.00%     $5,857,856.84
                                                                                                  ---------------   ----------------

       Cumulative balance of defaults and 90+ day delinquencies as of
          the current Accounting Date                                                                               $107,703,170.16
                                                                                                                    ================


V.     Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                           13.8971832%

       Cumulative Default Rate - preceding Determination Date                                         13.6339887%

       Cumulative Default Rate - second preceding Determination Date                                  13.2742607%


                                 Page 1 (1997-C)

         VI.    Net Loss Rate

                Cumulative net losses as of the preceding Accounting Date                                         $48,504,277.70

                Add:    Aggregate of Principal Balances as of the
                          Accounting Date (plus accrued and unpaid interest
                          thereon to the end of the Monthly Period) of all
                          Receivables that became Liquidated Receivables or
                          that became Purchased Receivables and that were
                          delinquent more than 30 days with respect to any
                          portion of a Scheduled Payment as of the
                          Accounting Date                                                        $3,297,585.90
                                                                                              -----------------

                        Liquidation Proceeds received by the Trust                              ($1,258,096.55)    $2,039,489.35
                                                                                              -----------------   ---------------

                Cumulative net losses as of the current Accounting Date                                           $50,543,767.05

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                              $5,857,856.84

                                  Percentage of 90+ day delinquencies
                                           applied to losses                                             40.00%    $2,343,142.74
                                                                                              -----------------   ---------------

                Cumulative net losses and 90+ day delinquencies as of the current
                   Accounting Date                                                                                $52,886,909.79
                                                                                                                  ===============

         VII.   Cumulative Net Loss Rate as a % of Original Principal Balance

                Cumulative Net Loss Rate - current Determination Date                                                  6.8241174%

                Cumulative Net Loss Rate - preceding Determination Date                                                6.6258777%

                Cumulative Net Loss Rate - second preceding Determination Date                                         6.4049897%


         VIII.  Classic/Premier Loan Detail

                                                                      Classic                Premier                Total
                                                                      -------                -------                -----
                Aggregate Loan Balance, Beginning                  190,374,810.01         $121,214,105.49        $311,588,915.50
                  Subsequent deliveries of Receivables                      $0.00                    0.00                   0.00
                  Prepayments                                       (1,803,617.17)          (1,717,455.44)         (3,521,072.61)
                  Normal loan payments                              (3,743,608.53)          (2,440,453.15)         (6,184,061.68)
                  Defaulted Receivables                             (2,190,054.79)          (1,107,531.11)         (3,297,585.90)
                  Administrative and Warranty Receivables                    0.00                                           0.00
                                                                  ----------------        ----------------       ----------------
                Aggregate Loan Balance, Ending                    $182,637,529.52         $115,948,665.79        $298,586,195.31
                                                                  ================        ================       ================
                  Delinquencies                                    $14,493,583.52            5,770,690.99         $20,264,274.51
                  Recoveries                                          $778,861.12             $479,235.43          $1,258,096.55
                  Net Losses                                         1,411,193.67              628,295.68          $2,039,489.35

         VIII.  Other Information Provided to FSA

                A. Credit Enhancement Fee information:

                   Aggregate Principal Balance as of the Accounting Date                  $298,586,195.31
                   Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                      0.0208%
                                                                                          ----------------
                             Amount due for current period                                                            $62,205.46
                                                                                                                 ================


                B. Dollar amount of loans that prepaid during the Monthly Period                                   $3,521,072.61
                                                                                                                 ================

                   Percentage of loans that prepaid during the Monthly Period                                         1.17924829%
                                                                                                                 ================


                                 Page 2 (1997-C)

         IX.    Spread Account Information                                                      $                         %

                Beginning Balance                                                          $15,811,224.09             5.29536340%
                Deposit to the Spread Account                                                       $0.00             0.00000000%
                Spread Account Additional Deposit                                           $1,000,000.00             0.33491167%
                Withdrawal from the Spread Account                                           ($140,062.71)           -0.04690864%
                Disbursements of Excess                                                      ($841,136.80)           -0.28170653%
                Interest earnings on Spread Account                                            $71,009.09             0.02378177%
                                                                                           ---------------        ---------------

                Sub-Total                                                                  $15,901,033.67             5.32544167%
                Spread Account Recourse Reduction Amount                                    $5,000,000.00             1.67455833%
                                                                                           ---------------        ---------------
                Ending Balance                                                             $20,901,033.67             7.00000000%
                                                                                           ===============        ===============

                Specified Balance pursuant to Section 3.03 of the
                   Spread Account Agreement among Olympic Financial Ltd.,
                   Arcadia Receivables Finance Corp., Financial Security
                   Assurance Inc. and Norwest Bank Minnesota, National Association         $20,901,033.67             7.00000000%
                                                                                           ===============        ===============

         X.     Trigger Events

                Cumulative Loss and Default Triggers as of September 1, 1997

                                             Loss                    Default                  Loss Event           Default Event
                  Month                   Performance              Performance                of Default             of Default
         ---------------------------------------------------------------------------------------------------------------------------
                    3                        1.09%                    2.21%                      1.34%                  2.60%
                    6                        2.17%                    4.41%                     24.20%                  5.19%
                    9                        3.14%                    6.39%                      3.39%                  7.52%
                   12                        4.01%                    8.17%                      4.26%                  9.60%
                   15                        5.16%                   10.52%                      5.41%                 12.36%
                   18                        6.21%                   12.66%                      6.46%                 14.88%
                   21                        7.13%                   14.53%                      7.38%                 17.07%
                   24                        7.92%                   16.14%                      8.17%                 18.97%
                   27                        8.34%                   17.00%                      8.59%                 19.97%
                   30                        8.68%                   17.68%                      8.93%                 20.77%
                   33                        8.97%                   18.27%                      9.22%                 21.47%
                   36                        9.22%                   18.78%                      9.47%                 22.08%
                   39                        9.34%                   19.03%                      9.59%                 22.37%
                   42                        9.44%                   19.22%                      9.69%                 22.59%
                   45                        9.51%                   19.39%                      9.76%                 22.78%
                   48                        9.58%                   19.53%                      9.83%                 22.94%
                   51                        9.64%                   19.63%                      9.89%                 23.07%
                   54                        9.68%                   19.72%                      9.93%                 23.18%
                   57                        9.72%                   19.79%                      9.97%                 23.26%
                   60                        9.74%                   19.85%                      9.99%                 23.32%
                   63                        9.75%                   19.88%                     10.00%                 23.36%
                   66                        9.77%                   19.90%                     10.02%                 23.39%
                   69                        9.78%                   19.91%                     10.03%                 23.40%
                   72                        9.78%                   19.92%                     10.03%                 23.41%
         ---------------------------------------------------------------------------------------------------------------------------

                Average Delinquency Ratio equal to or greater than 6.19%                         Yes___X____           No_________

                Cumulative Default Rate (see above table)                                        Yes________           No___X_____

                Cumulative Net Loss Rate (see above table)                                       Yes________           No___X_____

                Trigger Event that occurred as of a prior Determination Date
                    is Deemed Cured as of current Determination Date                             Yes________           No___X_____

         XI.    Insurance Agreement Events of Default

                To the knowledge of the Servicer, an Insurance Agreement
                   Event of Default has occurred                                                 Yes________           No___X_____

                To the knowledge of the Servicer, a Capture Event has occurred and be continuing Yes________           No___X_____

                To the knowledge of the Servicer, a prior Capture Event has been cured by
                   a permanent waiver                                                            Yes________           No___X_____

                IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                         --------------------------------------
                                      Name:        Scott R. Fjellman
                                           ------------------------------------
                                      Title:  Vice President / Securitization
                                            -----------------------------------


                                 Page 3 (1997-C)